Wildermuth Endowment Strategy Fund

Supplement No. 2 dated February 26, 2015

to the Prospectus dated January 2, 2015,

as amended February 5, 2015

This Supplement contains new and additional information that supersedes any contrary information contained in the Wildermuth Endowment Strategy Fund’s (the “Fund”) current Prospectus, as amended and further supplemented, and should be read in conjunction with the Prospectus and Statement of Additional Information (“SAI’’).

PROSPECTUS COVER

The second paragraph under the heading “Securities Offered” on page ii of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund is offering to sell its shares through Realty Capital Securities, LLC, its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. During the continuous offering, shares will be sold at the daily net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold shares in an amount equal to approximately $265 million. The Fund will make quarterly repurchase offers subject to certain conditions. See “Quarterly Repurchases of Shares.”

PLAN OF DISTRIBUTION

The three paragraphs included under the heading “Purchasing Shares” on page 48 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by GFS. The returned check and stop payment fee is currently $25. Investors may buy shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV per share next computed after it is received by the Financial Intermediary.

Investors may be charged a fee if they effect transactions through an intermediary, broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-271-9244.